SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                     (on behalf of PPLUS Trust Series FMC-1)
             (Exact name of registrant as specified in its charter)


          Delaware               333-88166-05               13-3891329
(State or other jurisdiction   (Commission File   (I.R.S Employer Identification
      of incorporation)               Number)                  No.)


                  World Financial Center
                    New York, New York                         10281
          (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000


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INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets

           Not Applicable.

Item 3.    Bankruptcy or Receivership

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

           Not Applicable.

Item 5.    Other Events

           On March 13, 2003, PPLUS Trust Series FMC-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,600,000 Class A Trust Certificates.

           In connection therewith, the Depositor entered into a PPLUS Trust Certificates Series FMC-1 Supplement, dated as of March 13, 2003, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

           Not Applicable.


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Item 7.    Financial Statements and Exhibits

               (a)    Financial statements of businesses acquired.

                      Not Applicable.

               (b)    Pro forma financial information.

                      Not Applicable.

               (c)    Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                  Description
-----------                                  -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated March 10, 2003.

4.2 PPLUS Trust Certificates Series FMC-1 Series Supplement, dated as of March 13, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.    Change in Fiscal Year

           Not Applicable.

Item 9.    Sales of Equity Securities Pursuant to Regulation S

           Not Applicable.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  March 13, 2003                       By: /s/ Barry N. Finkelstein
                                                ---------------------------
                                                Name:  Barry N. Finkelstein
                                                Title: President


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                                INDEX TO EXHIBITS


Exhibit No.                                  Description
-----------                                  -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merril Lynch, Pierce, Fenner & Smith, Incorporated dated March 10, 2003.

4.2 Series Supplement for PPLUS Trust Certificates Series FMC-1, dated as of March 13, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.